EXHIBIT 10.19


                            ADVANCED AESTHETICS, INC.
                          REGISTRATION RIGHTS AGREEMENT
                            (Georgette Klinger, Inc.)

                                 April 23, 2004

         The parties to this agreement are Advanced Aesthetics, Inc., a Delaware corporation (the "Company"), and each of the other individuals or entities executing a signature page to this agreement (collectively, the "Stockholders").

         Simultaneously with the execution and delivery of this agreement, the Stockholders are acquiring shares of the Company's Series A Preferred Stock, par value $0.01 per share ("Series A Preferred Stock"), which are convertible into the Company's common stock, par value $0.01 per share ("Common Stock").

         The shares of Common Stock that any Stockholder may hereafter acquire upon conversion of his, her or its shares of Series A Preferred Stock are the only shares of capital stock of the Company entitled to the rights and benefits, and subject to the terms and conditions, of this agreement, and are collectively referred to as, the "Shares."

         Subject to the terms and conditions set forth in that certain stockholders agreement dated this date among the parties, (the "Stockholders Agreement"), the Company desires to provide the Stockholders with certain rights regarding the registration of the Shares, all upon the terms and conditions set forth below.

         The parties agree as follows:

         1. Piggyback Registrations.

         1.1 Right to Include Registrable Securities. If at any time following the consummation of the Company's initial public offering, the Company shall propose to register any Common Stock, whether or not for sale for its own account, under the Securities Act of 1933 or any subsequent similar federal statute and the rules and regulations thereunder (the "Securities Act"), by registration on Form SB-2, S-1, S-2 or S-3 (but not Form S-4 or S-8) or any successor or similar forms (except for any registrations in connection with (x) an employee benefit plan or dividend reinvestment plan or a merger, consolidation or other business combination or (y) debt securities that are not convertible into Common Stock) it shall give written notice to the holders (the "Holders") of the Shares that have not been previously registered pursuant to a registration statement that shall have become effective under the Securities Act (the foregoing Shares, together with any additional shares of Common Stock issued in a stock split or stock dividend are "Registrable Securities") of its intention to do so and of the Holders' rights under this Section 1 at least 15 days prior to the filing of a registration statement with respect to such registration with the Securities and Exchange Commission (the "SEC"). Upon the written request of any Holder made within 10 days after the receipt of that notice, which request shall specify the Registrable Securities intended to be registered and disposed of by such Holder, the Company shall, subject to the provisions hereof, use its commercially reasonable efforts to include in such

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registration statement all Registrable Securities that the Company has been so requested to register by such Holder.

         1.2 Right to Abandon or Delay Registration. If, at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to each Holder and upon giving that notice
(i) in the case of a determination not to register, the Company shall be relieved of its obligation to register any Registrable Securities in connection with such registration without prejudice and (ii) in the case of a determination to delay registering, the Company shall be permitted to delay registering any Registrable Securities for the same period as the delay in registering such other securities.

         2. Registration Procedures; Listing.

         2.1 Obligations of the Company. In connection with the registration of any Registrable Securities under the Securities Act as provided in Section 1, the Company shall:

         (a) use its commercially reasonable efforts to prepare and file with the SEC the requisite registration statement to effect such registration and thereafter use its commercially reasonable efforts to cause such registration statement to become and remain effective (subject to clause (b) below); provided, however, that the Company may discontinue any registration of its securities that are not Registrable Securities at any time prior to the effective date of the registration statement relating thereto;

         (b) use its commercially reasonable efforts to prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such registration statement for such period as shall be required for the disposition of all of such Registrable Securities; provided, however, that such period need not exceed 90 days;

         (c) furnish to the Holders such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, and such other documents, as the Holders may reasonably request;

         (d) use its commercially reasonable efforts (x) to register or qualify all Registrable Securities and other securities covered by such registration statement under such other securities or blue sky laws of such states of the United States of America where an exemption is not available and as the Holders shall reasonably request, (y) to keep such registration or qualification in effect for so long as such registration statement remains in effect, and (z) to take any other action that may reasonably be necessary or advisable to enable the

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Holders to consummate the disposition in such jurisdictions of the securities to be sold by the Holders, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not, but for the requirements of this paragraph
(d), be obligated to be so qualified or to so consent to general service of process in any such jurisdiction;

         (e) notify the Holders when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the happening of any event as a result of which, the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading, in the light of the circumstances under which they were made, and at the request of the Holders promptly prepare and furnish to them a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made;

         (f) pay all expenses incident to the Company's performance of or compliance with its obligations hereunder, including, without limitation, all listing fees, all printing expenses, the fees and disbursements of counsel for the Company and of its independent public accountants; provided, however, that the foregoing obligation of the Company shall exclude, and the Holders shall pay, underwriters fees and underwriting discounts and commissions in respect of the Registrable Securities being registered hereunder as well as any fees and expenses of counsel to the Holders hereunder; and

         (g) cause the Registrable Securities to be listed on a national securities exchange or on the Nasdaq National Stock Market.

         2.2 Obligations of the Holders.

         (a) The Company may require the Holders, after receipt thereby of a written request from Holders pursuant to Section 1.1, to furnish the Company such information regarding the Holders and the distribution of the Holders' Registrable Securities as the Company may from time to time reasonably request in writing, based on its reasonable belief that such information is required to be disclosed in the Registration Statement pursuant to the Securities Act and applicable state securities laws.

         (b) Upon receipt of any notice from the Company of the happening of an event of the kind described in Section 2.1(e), the Holders shall forthwith discontinue their disposition of Registrable Securities pursuant to the registration statement relating to such Registrable Securities until the Holders' receipt of the copies of the supplemented or amended prospectus contemplated by Section 2.1(e) and, if so directed by the Company, the Holders shall deliver to the Company all copies, other than permanent file copies, then in the Holders' possession, of the prospectus relating to such Registrable Securities current at the time of receipt of such notice.

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         3. Underwritten Offerings.

         3.1 Generally. If in the good faith judgment of the Company, it shall determine after consultation with the managing underwriter that the registration of the number of Registrable Securities to be included in an offering that is registered pursuant to Section 1 would materially and adversely affect such public offering, then the Company may reduce the number of Registrable Shares to be included in the offering to the extent necessary to alleviate such adverse effect. If, in accordance with the preceding sentence, the number of shares to be included in the underwriting (pursuant to this agreement or otherwise) is less than the total number of shares that such holders have requested to be included, the Holder who has requested to include such shares under this agreement and the holders of other shares who have requested to include such shares under any other registration rights agreement shall participate on a pro rata basis based on the relative aggregate holdings of the Holders and other stockholders who seek to have shares registered under such registration statement (or in any other proportion as may be agreed upon by all stockholders seeking to exercise such rights).

         3.2 Underwriting Agreement. The Holders shall become a party to any underwriting agreement negotiated between the Company and the underwriters in any underwritten public offering hereunder and shall make all representations and warranties to and shall enter into all agreements with the Company and the underwriters and shall deliver all opinions of counsel and other documents as shall be reasonably requested of them and shall make all representations and warranties required by law, customarily given or reasonably requested of selling shareholders by an underwriter in an underwritten public offering.

         3.3 Holdback Agreements. If the Company, in connection with an underwritten offering of securities for its own account, at any time shall register shares of Common Stock under the Securities Act for sale to the public (other than on Forms S-4 or S-8 or a shelf registration), the Holders shall not directly or indirectly sell, transfer or otherwise dispose of or encumber any Shares or enter into any swap or other arrangement that transfers to another all or part of the economic consequences of ownership of the Shares (other than those Shares included in such registration pursuant to Section 1) without the prior written consent of the managing underwriter for a period required by the underwriters and designated by the Company, which period shall begin not more than 30 days prior to the effectiveness of the registration statement pursuant to which such public offering shall be made and shall last not more than 180 days after the effective date of such registration statement in the case of the Company's initial public offering, or 90 days after the effective date of such registration statement in the case of any such other offering. The Company may legend and impose stop transfer instructions on any certificate evidencing Registrable Securities relating to the restrictions provided in this Section 3.3.

         4. Indemnification.

         4.1 Indemnification by the Company. In the event of any registration statement filed pursuant to Section 1, the Company shall indemnify and hold harmless the Holders and their respective directors, officers and affiliates and each other individual or entity, if any, who controls (within the meaning of the Securities Act) any Holder (each of the foregoing, a "Holder Indemnitee"), insofar as losses, claims, damages, or liabilities (or actions or

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proceedings, whether commenced or threatened, in respect thereof) ("Losses") to a Holder Indemnitee arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any such registration statement, any preliminary prospectus, final prospectus, or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of any preliminary prospectus, final prospectus, or summary prospectus, in light of the circumstances in which they were made) not misleading, and the Company shall reimburse each Holder Indemnitee for any legal or any other fees, costs and expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or omission made in reliance upon and in conformity with information furnished to the Company by or on behalf of a Holder or such underwriter, as the case may be, for use in the preparation thereof; and provided, further, however, that the Company shall not be liable to any Holder Indemnitee in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of such Person's failure to send or give a copy of the final prospectus, as the same may be then supplemented or amended, to the Person asserting an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Registrable Securities to such Person if such statement or omission was corrected in such final prospectus so long as such final prospectus, and any amendments or supplements thereto, have been furnished to such underwriter or any Holder, as applicable.

4.2 Indemnification by the Holders. If any Registrable Securities are included in any registration statement, the Holders of such Registrable Securities so registered shall, severally and not jointly, indemnify and hold harmless the Company and each director, officer and affiliate of the Company, and each other individual or entity, if any, who controls (within the meaning of the Securities
Act) the Company (each of the foregoing, a "Company Indemnitee") insofar as Losses to a Company Indemnitee arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or an omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of any preliminary prospectus, final prospectus, or summary prospectus, in light of the circumstances in which they were made) not misleading, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information pertaining to such Holder and furnished to the Company by such Holder for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement, provided, however, that no Holder shall have any liability under this Section 4.2 for any amount in excess of the net proceeds actually received by such Holder from the sale of the Registrable Securities included in such registration statement.

         4.3 Notice of Claims, Etc.

         (a) Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in Sections 4.1 or 4.2,

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such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, immediately give written notice to the latter of the commencement of such action; provided, however, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its indemnity obligations, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, unless in the reasonable judgment of counsel for such indemnified party, a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim (in which case the indemnified party shall be entitled to retain separate counsel as provided below), the indemnifying party shall be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish and at any time, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs related to the indemnified party's cooperation with the indemnifying party; provided, however, that the indemnified party may, at its own expense, retain separate counsel to participate in such defense

         (b) No indemnifying party shall be liable for any settlement of any action or proceeding effected without its written consent, which consent shall not be unreasonably withheld. No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

         4.4 Contribution. If indemnification shall for any reason be held by a court to be unavailable to an indemnified party in respect of any loss, claim, damage or liability, or any action in respect thereof, then, in lieu of the amount paid or payable under Section 4.1 or Section 4.2, as applicable, the indemnified party and the indemnifying party shall contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating the same), (a) in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and the Holders on the other hand that resulted in such loss, claim, damage or liability, or action in respect thereof, with respect to the statements or omissions that resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations or (b) if the allocation provided by item (a) above is not permitted by applicable law, in such proportion as shall be appropriate to reflect the relative benefits received by the Company on the one hand and the Holders on the other, as determined by a court of competent jurisdiction. No individual or entity guilty of fraudulent misrepresentation (within the meaning of the Securities Act) shall be entitled to contribution from any individual or entity who was not guilty of such fraudulent misrepresentation. In addition, no individual or entity shall be obligated to contribute hereunder any amounts in payment for any settlement of any action or claim, effected without such individual or entity's consent, which consent shall not be unreasonably withheld.

         5. Miscellaneous.

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         5.1 Notices; Etc. All notices and other communications required or permitted to be given pursuant to this agreement shall be in writing signed by the sender, and shall be deemed duly given (a) on the date delivered if personally delivered; (b) on the date sent by telecopier with automatic confirmation by the transmitting machine showing the proper number of pages were transmitted without error; (c) on the next business day after being sent by Federal Express or other recognized overnight mail service for next day or next business day delivery; or (d) five business days after mailing, if mailed by United States postage-prepaid certified or registered mail, return receipt requested, in each case addressed to the parties at the following addresses or telecopier numbers (or such other address or telecopier number as may be specified in a notice given in accordance with the provisions hereof):

                  If to the Company:

                  515 North Flagler Drive, Suite 300P
                  West Palm Beach, FL 33401
                  Attention:  President
                  Telecopier No.:  (561) 802-4181

                  with a copy to:

                  Jenkens & Gilchrist Parker Chapin LLP
                  405 Lexington Avenue
                  New York, New York  10174
                  Telecopier No.:  (212) 704-6160
                  Attention:  Edward R. Mandell

                  If to a Stockholder, to the address or telecopier number of such Stockholder set forth on a signature page below.

         5.2 Waivers. No course of dealing and no delay on the part of any party hereto in exercising any right, power or remedy conferred by this agreement shall operate as a waiver thereof or otherwise prejudice such party's rights, powers and remedies conferred by this agreement or shall preclude any other or further exercise thereof or the exercise of any other right, power and remedy. The Company may waive performance of any obligation owing to it, as to some or all of the Stockholders, or agree to accept alternatives to such performance, without obtaining the consent of any Stockholder.

         5.3 Binding Effect; Assignability. This agreement shall be binding upon and, except as otherwise provided herein, shall inure to the benefit of the respective parties and their permitted successors and assigns. A Stockholder may only assign his, her or its rights hereunder in accordance with a transfer of his, her or its Shares permitted by the Stockholders Agreement and only pursuant to a written instrument in form and substance satisfactory to the Company in which the transferee agrees to assume the obligations of such Stockholder hereunder.

         5.4 Severability. Any provision of this agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any

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such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereby waive any provision of law which renders any provisions hereof prohibited or unenforceable in any respect.

         5.5 Amendment, Etc. No term or provision of this Agreement may be amended, waived, altered, modified, rescinded or terminated except by a written instrument signed by the Company and the holders of at least a majority in interest of the stockholders of the Company holding shares entitled to vote at the time such instrument is signed by such persons, and any such amendment, waiver, alteration, modification, rescission or termination shall be binding on all of the Stockholders.

         5.6 Law Governing. This agreement shall be governed by and construed in accordance with the law of the state of Delaware, applicable to agreements made and to be performed entirely in Delaware, without regard to the principals of conflicts of law of such state.

         5.7 Entire Agreement. This agreement contains, and is intended as, a complete statement of all the terms of the arrangements between the parties with respect to the matters provided for, supersedes any previous agreements and understandings between the parties with respect to those matters and cannot be changed or terminated orally.

         5.8 Legal Fees. In the event that it becomes necessary for any of the parties hereto to retain legal counsel to enforce such party's rights under this agreement and such party prevails in such enforcement, all reasonable out-of-pocket costs and expenses and all reasonable out-of-pocket attorneys' fees associated with the retention of such counsel shall be borne by the other parties hereto with respect to whom the enforcing party shall have enforced its rights.

                    [The next pages are the signature pages]


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                  The parties have executed and delivered this Registration
Rights Agreement as of the date first written above.

                                    ADVANCED AESTHETICS, INC.


                                    By:
                                        ----------------------------------------
                                             Name:  Andrew Lipman
                                             Title: Vice President

                 [Stockholder signatures begin on the next page]


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                             GEORGETTE KLINGER, INC.

                             By:
                                -----------------------------------------
                                      Name:  Marty L. Krueger
                                      Title: Secretary and Treasurer


                             Address:

                             c/o The Pyle Group
                             3500 Corben Court
                             Madison, Wisconsin 53704
                             Telecopier No.: (608) 245-3717


          [Advanced Aesthetics, Inc. -- Registration Rights Agreement
                         -- Stockholder Signature Page]



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